UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2026

Readvantage Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56797	32-0744491
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 2101, Houston, TX, 77002, USA

(Address of principal executive offices, zip code)

+1816-3276170

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2026, the Board of Directors of the Readvantage Corp. (the “Company”) appointed David Gaertner and David Mutina to serve as members of the Company's Board of Directors (the “Board”). Each of Mr. Gaertner and Mr. Mutina will serve until his successor is duly elected and qualified or until his earlier resignation or removal in accordance with the Company's Articles of Incorporation and Bylaws.

Mr. Gaertner, age 42, has served as a Business Development Manager for a technology company since 2018. Previously, he held positions in business operations and strategic development. The Board believes that Mr. Gaertner's experience in technology business development and operations qualifies him to serve as a member of the Board.

Mr. Mutina, age 44, has served as a Project Manager at Y Soft since 2018. From 2013 to 2018, he held positions related to software implementation and technology operations. The Board believes that Mr. Mutina's experience in project management and technology operations qualifies him to serve as a member of the Board.

There are no arrangements or understandings between either Mr. Gaertner or Mr. Mutina and any other person pursuant to which either individual was appointed as a director of the Company. There are no transactions involving either Mr. Gaertner or Mr. Mutina requiring disclosure under Item 404(a) of Regulation S-K. In addition, there are no family relationships between Mr. Gaertner or Mr. Mutina and any of the Company’s other officers or directors. At the time of their appointments, neither Mr. Gaertner nor Mr. Mutina was appointed to any committee of the Board of Directors. The Company has not entered into any compensatory arrangement with either Mr. Gaertner or Mr. Mutina in connection with his service as a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2026

Readvantage Corp.

By:	/s/	Ilona Andzejevska
	Name:	Ilona Andzejevska
	Title:	President, Treasurer and Director (Principal Executive, Financial and Accounting Officer)